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                                                                   Exhibit 10.20

                   SUBORDINATION AND INTERCREDITOR AGREEMENT

     This Subordination and Intercreditor Agreement (this "Agreement") dated as of April 3, 2003 among IIG Equity Opportunities Fund Ltd. ("Senior Lender"), Ann
M. Sulla ("AMS"), Ronald Signore ("RS"), Anthony Rudel ("AR"), Stefano A. Masi ("SAM"), Irrevocable Trust of Bernice J. Monroe ("ITBJM"), Nicko Feinberg ("NF"), Gary Koval ("GK"), James Nicholson ("JN" together with AMS, RS, AR, SAM, ITBJM, NF and GK, collectively, "Subordinated Lender") and Frontline Communications Corporation ("Company").

                                   BACKGROUND

     As an inducement for Senior Lender to provide a secured credit facility in favor of Company and Proyecciones y Ventas Organizadas, S.A. de C.V. (collectively, "Borrowers"), Subordinated Lender has agreed to enter into this Agreement to provide for the subordination of (i) the "Subordinated Indebtedness" to the "Senior Indebtedness" and (ii) the "Liens" in the assets of Company granted to Subordinated Lender to the "Liens" in the assets of Company granted to Senior Lender.

                                   AGREEMENTS

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Definitions.

          (a) General Terms. For purposes of this Agreement, the following terms shall have the following meanings:

               "Collateral" shall mean all of the property and interests in property, tangible or intangible, real or personal, now owned or hereafter acquired by Company, in or upon which Senior Lender at any time has a Lien, and including, without limitation, all proceeds and products of such property and interests in property.

               "Company" shall mean Company and its successors and assigns.

               "Creditor Agreements" shall mean, collectively, the Senior Lending Agreements and the Subordinated Lending Agreements.

               "Creditors" shall mean, collectively, Senior Lender and Subordinated Lender and their respective heirs, administrators, executors, successors and assigns.

               "Distribution" shall mean any payment, whether in cash, in kind, securities or any other property, or security for any such Distribution.





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               "Documents" shall have the meaning given to the term "Loan
Documents" in the Loan Agreement.

               "Event" shall have the meaning set forth in Section 2(b)(iii) hereof.

               "Holder of Subordinated Indebtedness" or "Subordinated Lender" shall mean Ann M. Sulla, Ronald Signore, Anthony Rudel, Stefano A. Masi, Irrevocable Trust of Bernice J. Monroe, Nicko Feinberg, Gary Koval, James Nicholson, and any other Person(s) at any time or in any manner acquiring any right or interest in any of the Subordinated Indebtedness, and any heirs, administrators, executors, successors and assigns of such Person(s).

               "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security including, without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.

               "Loan Agreement" shall mean that certain Term Loan and Security Agreement dated as of the date hereof among Borrowers and Senior Lender, as the same may be amended, supplemented, modified or restated from time to time.

               "Person" shall mean an individual, a partnership, a corporation (including a business trust), a joint stock company, a trust, an unincorporated association, a joint venture, a limited liability company, a limited liability partnership or other entity, or a government or any agency, instrumentality or political subdivision thereof.

               "Secured Lender Remedies" shall mean any action which results in the sale, foreclosure, realization upon, or a liquidation of any of the Collateral including, without limitation, the exercise or any of the rights or remedies of a "secured party" under Article 9 of the UCC, such as, without limitation, the notification of account debtors.

               "Senior Indebtedness" shall mean all Obligations of any kind owed by Borrowers to Senior Lender from time to time under or pursuant to any of the Senior Lending Agreements including, without limitation, all principal, interest accruing thereon, charges, expenses, fees and other sums (including all interest, charges, expenses, fees and other sums accruing after commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Borrower) chargeable to Borrowers by Senior Lender, and reimbursement, indemnity or other obligations due and payable to Senior Lender. Senior Indebtedness shall continue to constitute Senior Indebtedness, notwithstanding the fact that such Senior Indebtedness or any claim for such Senior Indebtedness is subordinated, avoided or disallowed under the federal Bankruptcy Code or other applicable law. Senior Indebtedness shall also include any indebtedness of Borrowers incurred in connection with a refinancing of the Senior Indebtedness under the Senior Lending Agreements if the terms and conditions of the agreements, documents and instruments related to such refinancing, taken as a whole, are not materially more onerous to the Holder of Subordinated Indebtedness than those set forth in the Senior Lending Agreements, as in effect on the date hereof.


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               "Senior Lender" shall have the meaning set forth in the
introductory paragraph of this Agreement and shall include its successors and assigns.

               "Senior Lending Agreements" shall mean collectively the Loan Agreement, the Notes and the other Documents, each as from time to time in effect.

               "Subordinated Indebtedness" shall mean all principal, interest and other amounts payable or chargeable in connection with the Subordinated Lending Agreements.

               "Subordinated Lender Collateral" shall mean the assets of Company in which Company granted Subordinated Lender, and Subordinated Lender has, an enforceable and perfected security interest under the Subordinated Lending Agreements.

               "Subordinated Lending Agreements" shall mean, collectively, the Subordinated Notes and all promissory notes, agreements, documents and instruments now or at any time hereafter executed and/or delivered by Company or any other person to, with or in favor of Subordinated Lender in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

               "Subordinated Notes" shall mean collectively, each Senior Secured Promissory Note issued by Company to a Subordinated Lender in the original principal amount of $25,000 dated April 7, 2002 together with any extensions thereof, securities issued in exchange therefor or modifications or amendments thereto or replacements and substitutions therefor.

               "UCC" means the Uniform Commercial Code of the State of New York as in effect from time to time.

          (b) Other Terms. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

          (c) Certain Matters of Construction. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. Except as expressly set forth herein, all references to any instruments or agreements, including, without limitation, references to any of the Creditor Agreements shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

     2. Covenants. Company and each Holder of Subordinated Indebtedness hereby covenant that until the Senior Indebtedness shall have been paid in full and satisfied in cash and the Senior Lending Agreements shall have been irrevocably terminated, all in accordance with the terms of the Senior Lending Agreements, each will comply with such of the following provisions as are applicable to it:


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          (a) Transfers. Each Holder of Subordinated Indebtedness covenants that any transferee from it of any Subordinated Indebtedness shall, prior to acquiring such interest, execute and deliver a counterpart of this Agreement to each other party hereto.

          (b) Subordination Provisions. To induce Senior Lender to enter into the Loan Agreement and to make loans and advances thereunder, notwithstanding any other provision of the Subordinated Indebtedness to the contrary, any Distribution with respect to the Subordinated Indebtedness is and shall be expressly junior and subordinated in right of payment to all amounts due and owing upon all Senior Indebtedness outstanding from time to time. Specifically, but not by way of limitation:

               (i) Payments. Company shall make no Distribution on the Subordinated Indebtedness until such time as the Senior Indebtedness shall have been paid in full in cash and the Senior Lending Agreements shall have been irrevocably terminated.

               (ii) Limitation on Acceleration. No Holder of Subordinated Indebtedness shall be entitled to accelerate the maturity of the Subordinated Indebtedness, exercise any remedies or commence any action or proceeding to recover any amounts due or to become due with respect to Subordinated Indebtedness, provided, however, the foregoing limitation on acceleration shall not be applicable following the maturity or acceleration of all Senior Indebtedness.

               (iii) Prior Payment of Senior Indebtedness in Bankruptcy, etc. In the event of any insolvency or bankruptcy proceedings relative to Company or its property, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, or, in the event of any proceedings for voluntary liquidation, dissolution or other winding up of Company or distribution or marshalling of its assets or any composition with creditors of Company, whether or not involving insolvency or bankruptcy, or if Company shall cease its operations, call a meeting of its creditors or no longer do business as a going concern (each individually or collectively, an "Event"), then all Senior Indebtedness shall be paid in full and satisfied in cash and the Senior Lending Agreements irrevocably terminated before any Distribution shall be made on account of any Subordinated Indebtedness. Any such Distribution (except equity securities or securities which are subordinated and junior in right of payment to the payment in full in cash of all Senior Indebtedness) which would, but for the provisions hereof, be payable or deliverable in respect of the Subordinated Indebtedness, shall be paid or delivered directly to Senior Lender or its representatives, in the proportions in which they hold the same, until amounts owing upon Senior Indebtedness shall have been paid in full in cash and the Senior Lending Agreements irrevocably terminated.

               (iv) Power of Attorney. To enable Senior Lender to assert and enforce its rights hereunder in any proceeding referred to in Section 2(b)(iii) or upon the happening of any Event, Senior Lender or any person whom it may designate is hereby irrevocably appointed attorney in fact for Subordinated Lender with full power to act in the place and stead of Subordinated Lender including the right to make, present, file and vote such proofs of claim against Company on account of all or any part of the Subordinated Indebtedness as Senior Lender may deem advisable and to receive and collect any and all dividends or other payments made thereon and to apply the same on account of the Senior Indebtedness. Subordinated


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Lender will execute and deliver to Senior Lender such instruments as may be required by Senior Lender to enforce any and all Subordinated Indebtedness, to effectuate the aforesaid power of attorney and to effect collection of any and all dividends or other payments which may be made at any time on account thereof, and Subordinated Lender hereby irrevocably appoints Senior Lender as the lawful attorney and agent of Subordinated Lender to execute financing statements on behalf of Subordinated Lender and hereby further authorizes Senior Lender to file such financing statements in any appropriate public office.

               (v) Payments Held in Trust. Should any Distribution or the proceeds thereof, in respect of the Subordinated Indebtedness, be collected or received by Subordinated Lender or any Affiliate (as such term is defined in Rule 405 of Regulation C adopted by the Securities and Exchange Commission pursuant to the Securities Act of 1933) of Subordinated Lender at a time when Subordinated Lender is not permitted to receive any such Distribution or proceeds thereof including if same is collected or received when there is or would be after giving effect to such payment a Default or an Event of Default under the Loan Agreement, then Subordinated Lender will forthwith deliver, or cause to be delivered, the same to Senior Lender in precisely the form held by Subordinated Lender (except for any necessary endorsement) and until so delivered, the same shall be held in trust by Subordinated Lender, or any such Affiliate, as the property of Senior Lender and shall not be commingled with other property of the Subordinated Lender or any such Affiliate.

               (vi) Subrogation. Subject to the prior payment in full in cash of the Senior Indebtedness and the irrevocable termination of the Senior Lending Agreements, to the extent that Senior Lender has received any Distribution on the Senior Indebtedness which, but for this Agreement, would have been applied to the Subordinated Indebtedness, Subordinated Lender shall be subrogated to the then or thereafter rights of Senior Lender including, without limitation, the right to receive any Distribution made on the Senior Indebtedness until the principal of, interest on and other charges due under the Subordinated Indebtedness shall be paid in full; and, for the purposes of such subrogation, no Distribution to Senior Lender to which Subordinated Lender would be entitled except for the provisions of this Agreement shall, as between Company, its creditors (other than Senior Lender) and Subordinated Lender, be deemed to be a Distribution by Company to or on account of Senior Indebtedness, it being understood that the provisions hereof are and are intended solely for the purpose of defining the relative rights of Subordinated Lender on the one hand, and Senior Lender on the other hand.

               (vii) Scope of Subordination. The provisions of this Agreement are solely to define the relative rights of any Holder of Subordinated Indebtedness and Senior Lender. Nothing in this Agreement shall impair, as between Company and Subordinated Lender the unconditional and absolute obligation of Company to punctually pay the principal, interest and any other amounts and obligations owing under the Subordinated Note and Subordinated Lending Agreements in accordance with the terms thereof, subject to the rights of Senior Lender under this Agreement.

     3.   Security.

          (a) Acknowledgment of Lien. Subordinated Lender hereby agrees and acknowledges that Senior Lender has been granted a Lien upon the Collateral. Senior Lender


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hereby agrees and acknowledges that Subordinated Lender has been granted a Lien upon the Subordinated Lender Collateral.

          (b) Priority. Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a Lien in favor of each Creditor in any Collateral and notwithstanding any conflicting terms or conditions which may be contained in any of the Creditor Agreements, the Liens upon the Collateral of Senior Lender have and shall have priority over the Liens upon the Collateral of Subordinated Lender and such Liens of Subordinated Lender are and shall be, in all respects, subject and subordinate to the Liens of Senior Lender therein to the full extent of the Senior Indebtedness outstanding from time to time. Subordinated Lender shall not take any action to foreclose or realize upon any of the Collateral until such time as the Senior Indebtedness shall have been paid in full in cash and the Lending Agreements irrevocably terminated.

          (c) No Alteration of Priority. The Lien priorities provided in Section 3(b) hereof shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of any Senior Indebtedness or the Subordinated Indebtedness, nor by any action or inaction which either Creditor may take or fail to take in respect of the Collateral.

          (d) Perfection. Each Creditor shall be solely responsible for perfecting and maintaining the perfection of its Lien in and to each item constituting the Collateral in which such Creditor has been granted a Lien. The foregoing provisions of this Agreement are intended solely to govern the respective lien priorities as between the Creditors and shall not impose on Senior Lender any obligations in respect of the disposition of proceeds of foreclosure on any Collateral which would conflict with prior perfected claims therein in favor of any other Person. Subordinated Lender agrees that it will not contest the validity, perfection, priority or enforceability of the Liens of Senior Lender in the Collateral and that as between Senior Lender and Subordinated Lender, the terms of this Agreement shall govern even if part or all of the Senior Indebtedness or the Liens of Senior Lender securing payment and performance thereof are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise.

          (e) Management of Collateral. Senior Lender shall have the exclusive right to manage, perform and enforce the terms of the Senior Lending Agreements with respect to the Collateral and to exercise and enforce all privileges and rights thereunder according to its discretion and exercise of its business judgment, including, without limitation, the exclusive right to enforce or settle insurance claims, take or retake control or possession of the Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate the Collateral. In connection therewith, Subordinated Lender waives any and all rights to affect the method or challenge the appropriateness of any action by Senior Lender.

          (f) Sale of Collateral. Notwithstanding anything to the contrary contained in any of the Creditor Agreements only Senior Lender shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of Collateral. Subordinated Lender will, immediately upon the request of Senior Lender, release or otherwise terminate its Liens


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upon any Collateral, to the extent such Collateral is sold or otherwise disposed of either by Senior Lender, its agents, or Company with the consent of Senior Lender, and Subordinated Lender will immediately deliver such release documents as Senior Lender may require in connection therewith.

          (g) Secured Lender Remedies. In no event shall Subordinated Lender exercise any Secured Lender Remedies until such time as the Senior Indebtedness shall have been paid in full in cash and the Senior Lending Agreements irrevocably terminated; nor shall Subordinated Lender join in, solicit any other person to, or act to cause the commencement of, any case involving Company under any state or federal bankruptcy or insolvency laws or seek the appointment of a receiver for the affairs or property of the Company until such time as the Senior Indebtedness shall have been paid in full in cash and the Senior Lending Agreements shall have been irrevocably terminated. In the event Subordinated Lender shall receive any payment or distribution of any kind representing proceeds of any Collateral as to which its Lien in the Collateral is or is required to be subordinated to the Lien of Senior Lender before the Obligations shall have been paid in full in cash and the Senior Lending Agreements irrevocably terminated, such sums shall be held in trust by Subordinated Lender for the benefit and on account of Senior Lender and such amounts shall be paid to Senior Lender for application to the then unpaid Obligations under the Senior Lending Agreements.

          (h) Section 9-611 Notice and Waiver of Marshaling. Subordinated Lender and Senior Lender acknowledge that this Agreement shall constitute notice of their respective interests in the Collateral as provided by Section 9-611 of the UCC and each hereby waive any right to compel any marshaling of any of the Collateral.

     4.   Miscellaneous.

          (a) Provisions of Subordinated Note. From and after the date hereof, Company and Subordinated Lender shall cause each Subordinated Lending Agreement or any other evidence of Subordinated Indebtedness to contain a provision to the following effect:

          "This Note is subject to the Subordination and Intercreditor Agreement, dated as of April ___, 2003, Frontline Communications Corporation ("Maker"), Ann M. Sulla, Ronald Signore, Anthony Rudel, Stefano A. Masi, Irrevocable Trust of Bernice J. Monroe, Nicko Feinberg, Gary Koval, James Nicholson and IIG Equity Opportunities Fund Ltd., as Senior Lender, under which this Note and the Maker's obligations hereunder are subordinated in the manner set forth therein to the prior payment of certain obligations to the holders of Senior Indebtedness as defined therein."

          Proof of compliance with the foregoing shall be promptly given to Senior Lender.

          (b) Additional Agreements. In the event that the Senior Indebtedness is refinanced in full, Subordinated Lender agrees at the request of such refinancing party to enter


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into a subordination and intercreditor agreement on terms substantially similar to this Agreement.

          (c) Survival of Rights. The right of Senior Lender to enforce the provisions of this Agreement shall not be prejudiced or impaired by any act or omitted act of Company or Senior Lender including forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security in respect of any Senior Indebtedness or noncompliance by Company with such provisions, regardless of the actual or imputed knowledge of Senior Lender.

          (d) Bankruptcy Financing Issues. (i) This Agreement shall continue in full force and effect after the filing of any petition ("Petition") by or against Company under the United States Bankruptcy Code (the "Code") and all converted or succeeding cases in respect thereof. All references herein to Company shall be deemed to apply to Company as debtor-in-possession and to a trustee for Company. If Company shall become subject to a proceeding under the Code, and if Senior Lender shall desire to permit the use of cash collateral or to provide post-Petition financing from Senior Lender to Company under the Code, Subordinated Lender agrees as follows: (1) adequate notice to Subordinated Lender shall be deemed to have been provided for such consent or post-Petition financing if Subordinated Lender receives notice thereof three (3) Business Days (or such shorter notice as is given to Senior Lender) prior to the earlier of
(a) any hearing on a request to approve such post-petition financing or (b) the date of entry of an order approving same and (2) no objection will be raised by Subordinated Lender to (a) any such use of cash collateral or such post-Petition financing from Senior Lender and (b) Senior Lender declaring a default and/or exercising any of its rights and remedies under any agreement evidencing such post-Petition financing from Senior Lender.

          (ii) Subordinated Lender shall not join in, solicit any other person to, or act to cause the commencement of, any case involving Company under any state or federal bankruptcy or insolvency laws or seek the appointment of a receiver for the affairs or property of Company until such time as the Senior Indebtedness shall have been paid in full in cash and the Senior Lending Agreements shall have been irrevocably terminated.

          (e) Insurance Proceeds. Proceeds of the Collateral include insurance proceeds, and therefore, notwithstanding the terms set forth in the Senior Lending Agreements or Subordinated Lender Agreements, the priorities set forth in Section 3(b) govern the ultimate disposition of casualty insurance proceeds. Senior Lender, as the holder of a senior security interest on the Collateral insured shall have the sole and exclusive right, as against Subordinated Lender, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of such Collateral. All proceeds of such insurance shall inure to Senior Lender, to the extent Senior Lender's claim, and Subordinated Lender shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds to Senior Lender. In the event Senior Lender, in its sole discretion or pursuant to agreement with Company, permits Company to utilize the proceeds of insurance to replace Collateral, the consent of Senior Lender thereto shall be deemed to include the consent of Subordinated Lender.

          (f) Receipt of Agreements. Subordinated Lender hereby acknowledges that it has delivered to Senior Lender a correct and complete copy of the Subordinated Lending


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Agreements as in effect on the date hereof. Subordinated Lender, solely for the purposes of this Agreement, hereby acknowledges receipt of a correct and complete copy of each of the Senior Lending Agreements as in effect on the date hereof.

          (g) No Amendment of Subordinated Lending Agreements. So long as the Loan Agreement remains in effect, neither Company nor any Holder of Subordinated Indebtedness shall enter into any amendment to or modification of any Subordinated Lending Agreements which relates to or affects the principal amount, interest rate, payment terms, or any other material covenant or agreement of Company thereunder or in respect thereof, without the prior written consent of Senior Lender.

          (h) Amendments to Senior Lending Agreements. Nothing contained in this Agreement, or in any other agreement or instrument binding upon any of the parties hereto, shall in any manner limit or restrict the ability of Senior Lender from increasing or changing the terms of the loans under the Senior Lending Agreements, or to otherwise waive, amend or modify the terms and conditions of the Senior Lending Agreements, in such manner as Senior Lender and Company shall mutually determine. Each Holder of Subordinated Indebtedness hereby consents to any and all such waivers, amendments, modifications and compromises, and any other renewals, extensions, indulgences, releases of collateral or other accommodations granted by Senior Lender to Company from time to time, and agrees that none of such actions shall in any manner affect or impair the subordination established by this Agreement in respect of the Subordinated Indebtedness.

          (i) Notice of Default and Certain Events. Senior Lender and the Holders of Subordinated Indebtedness shall undertake in good faith to notify the other of the occurrence of any of the following as applicable:

               (i) the obtaining of actual knowledge of the occurrence of any default under any of the Subordinated Lending Agreements;

               (ii) the acceleration of any Senior Indebtedness by Senior Lender or of any Subordinated Indebtedness by any Holder of Subordinated Indebtedness;

               (iii) the granting by Senior Lender of any waiver of any Event of Default under the Loan Agreement or the granting by any Holder of Subordinated Indebtedness of any waiver of any "default" or "event of default" under any of the Subordinated Lending Agreements;

               (iv) the payment in full by Company (whether as a result of refinancing or otherwise) of all Senior Indebtedness; or

               (v) the sale or liquidation by Senior Lender of, or realization upon, any of the Subordinated Lender Collateral.

          The failure of any party to give such notice shall not affect the subordination of the Subordinated Indebtedness or the relative Lien priorities as provided in this Agreement.


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          (j) Notices. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (i) when personally delivered to any officer of the party to whom it is addressed, (ii) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, (iii) upon actual receipt thereof when sent by a recognized overnight delivery service or (iv) upon actual receipt thereof when sent by telecopier to the number set forth below with electronic confirmation of receipt, in each case addressed to each party at its address or telecopier number set forth below or at such other address or telecopier number as has been furnished in writing by a party to the other by like notice:

          If to Senior Lender:  IIG Capital LLC
                                1500 Broadway, 17th Floor
                                New York, New York 10036
                                Attention:  George Sandhu
                                Telephone: (212) 806-5100
                                Facsimile:  (212) 806-5199

          If to Subordinated
          Lenders:              Frontline Communications Corporation
                                One Blue Hill Plaza
                                Pearl River, New York 10965
                                Attention: Amy Wagner-Mele, Esq.
                                Telephone: (845) 623-8553
                                Facsimile:  (845) 623-8669

          If to Company:        Frontline Communications Corporation
                                One Blue Hill Plaza
                                Pearl River, New York 10965
                                Attention: Steven J. Cole-Hatchard
                                Telephone: (845) 623-8553
                                Facsimile:  (845) 623-8669

          (k) Books and Records. Subordinated Lender shall (a) make notations on the books of Subordinated Lender beside all accounts or on other statements evidencing or recording any Subordinated Indebtedness to the effect that such Subordinated Indebtedness is subject to the provisions of this Agreement, (b) furnish Senior Lender, upon request from time to time, a statement of the account between Subordinated Lender and Company and (c) give Senior Lender, upon its request, full and free access to Subordinated Lender's books pertaining only to such accounts with the right to make copies thereof.

          (l) Binding Effect; Other. This Agreement shall be a continuing agreement, shall be binding upon and shall inure to the benefit of the parties hereto from time to time and their respective successors and assigns, shall be irrevocable and shall remain in full force and effect until the Senior Indebtedness shall have been satisfied or paid in full in cash and the Senior Lending Agreements shall have been irrevocably terminated, but shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any amount paid by or on behalf of Company with regard to the Senior Indebtedness is rescinded or must


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otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Company, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee, custodian, or similar officer, for Company or any substantial part of its property, or otherwise, all as though such payments had not been made. No action which Senior Lender or Company may take or refrain from taking with respect to the Senior Indebtedness, including any amendments thereto, shall affect the provisions of this Agreement or the obligations of Subordinated Lender hereunder. Any waiver or amendment hereunder must be evidenced by a signed writing of the party to be bound thereby, and shall only be effective in the specific instance. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The headings in this Agreement are for convenience of reference only, and shall not alter or otherwise affect the meaning hereof.

          (m) Security. Until the Senior Indebtedness shall have been paid in full in cash and the Senior Lending Agreements shall have been irrevocably terminated, the Subordinated Lender hereby disclaims any and all Liens on any property (personal or real) of the Company other than Subordinated Lender's Lien on the Subordinated Lender Collateral.

          (n) No Challenge to Validity, Etc. of Liens. Notwithstanding anything to the contrary expressed or implied in this Agreement, each Holder of Subordinated Indebtedness agrees that it will not at any time contest the validity, perfection, priority or enforceability of any security interest or lien granted to Senior Lender by Company securing all or any part of the Obligations, or the Senior Lender's right to foreclosure, realization upon, levy upon, or liquidation of any of the Collateral.

     5.   Representations and Warranties.

          (a) Subordinated Lender represents and warrants to Senior Lender that Subordinated Lender is the holder of the Subordinated Indebtedness and Liens which secure or will secure the Subordinated Indebtedness. Subordinated Lender agrees that it shall not assign or transfer any of the Subordinated Indebtedness or Liens without (i) prior notice being given to Senior Lender and (ii) such assignment or transfer being made expressly subject to the terms of this Agreement. Subordinated Lender authorizes Senior Lender to file an amendment to any financing statement or mortgage, trust deed or other encumbrance now on file which covers Collateral to the effect that the same is subject to the terms of this Agreement, and agrees to so mark any extension of such financing statements, or any financing statement or mortgage, trust deed or other encumbrance filed by Subordinated Lender on Collateral in the future. Subordinated Lender further warrants to Senior Lender that it has full right, power and authority to enter into this Agreement and, to the extent Subordinated Lender is an agent or trustee for other parties, that this Agreement shall fully bind all such other parties.

          (b) Senior Lender represents and warrants to Subordinated Lender that Senior Lender is the holder of the Senior Indebtedness and Liens which secure or will secure the Senior Indebtedness. Senior Lender agrees that it shall not assign or transfer any of the Senior Indebtedness or Liens without (i) prior notice being given to Subordinated Lender and (ii) such assignment or transfer being made expressly subject to the terms and provisions of this Agreement. Senior Lender further warrants to Subordinated Lender that it has full right, power and authority to enter into this Agreement and, to the extent Senior
Lender is an agent or trustee for other parties, that this Agreement shall fully bind all such other parties.

     6. Proceedings. ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST SUBORDINATED LENDER OR COMPANY WITH RESPECT TO THIS AGREEMENT OR ANY RELATED AGREEMENT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, UNITED STATES OF AMERICA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PARTY THERETO ACCEPTS FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LENDER TO BRING PROCEEDINGS AGAINST SUBORDINATED LENDER OR COMPANY IN ANY COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY SUBORDINATED LENDER OR COMPANY AGAINST LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT OR ANY RELATED AGREEMENT, SHALL BE BROUGHT ONLY IN A COURT LOCATED IN THE STATE OF NEW YORK; PROVIDED THAT NOTWITHSTANDING THE FOREGOING, IF IN ANY JUDICIAL PROCEEDING BY OR AGAINST SUBORDINATED LENDER OR COMPANY THAT IS BROUGHT IN ANY OTHER COURT SUCH COURT DETERMINES THAT SENIOR LENDER IS AN INDISPENSABLE PARTY, SUBORDINATED LENDER OR COMPANY SHALL BE ENTITLED TO JOIN OR INCLUDE EACH PARTY HERETO IN SUCH PROCEEDINGS IN SUCH OTHER COURT. SUBORDINATED LENDER AND COMPANY WAIVE ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

     7. Waiver Of Jury Trial. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY CREDITOR OR COMPANY OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENTS OR AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT JURY, AND THAT ANY OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A

COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THEIR CONSENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     8. Company Acknowledgement. Company agrees that (a) nothing contained in this Agreement shall be deemed to amend, modify, supercede or otherwise alter the terms of the respective agreements between Company and each Creditor and (b) this Agreement is solely for the benefit of the Creditors and shall not give Company, its successors or assigns or any other person any rights vis-a-vis any Creditor.

     9. Counterparts; Facsimile. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                           [Signature Page to Follow]

          IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of this 3 day of April, 2003.

                                     IIG EQUITY OPPORTUNITIES FUND LTD., as
                                     Senior Lender


                                     By:
                                        ----------------------------------------
                                          Name:
                                          Title:

                                     /s/
                                     -------------------------------------------
                                     Ann M. Sulla, as a Subordinated Lender

                                     /s/
                                     -------------------------------------------
                                     Ronald Signore, as a Subordinated Lender


                                     -------------------------------------------
                                     Anthony Rudel, as a Subordinated Lender

                                     /s/
                                     -------------------------------------------
                                     Stefano A. Masi, as a Subordinated Lender

                                     /s/
                                     -------------------------------------------
                                     Nicko Feinberg, as a Subordinated Lender


                                     -------------------------------------------
                                     Gary Koval, as a Subordinated Lender

                                     /s/
                                     -------------------------------------------
                                     James Nicholson, as a Subordinated Lender

                     [Additional Signature Page to Follow]

                                               IRREVOCABLE TRUST OF BERNICE J.
                                               MONROE, as a Subordinated Lender


                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title: Trustee


                                               FRONTLINE COMMUNICATIONS
                                               CORPORATION, as Company


                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title:

STATE OF NEW YORK     )
                      : ss.:
COUNTY OF ____________)

     On the _______ day of April, 2003, before me personally came __________ to me known, who, being by me duly sworn did depose and say that s/he is the ________________ of IIG Equity Opportunities Fund Ltd., the company described in and which executed the above instrument; and that s/he was authorized to sign her/his name thereto.


                                                     ---------------------------
                                                     Notary Public

STATE OF _____________)
                      : ss.:
COUNTY OF ____________)

     On the _____ day of April 2003, before me personally came Ann M. Sulla, to me known to be the individual described in and who executed the foregoing instrument, and acknowledged to me that she executed the same.


                                                     ---------------------------
                                                     Notary Public

STATE OF _____________)
                      : ss.:
COUNTY OF ____________)

     On the _____ day of April 2003, before me personally came Ronald Signore, to me known to be the individual described in and who executed the foregoing instrument, and acknowledged to me that he executed the same.


                                                     ---------------------------
                                                     Notary Public

STATE OF _____________)
                      : ss.:
COUNTY OF ____________)

     On the _____ day of April 2003, before me personally came Anthony Rudel, to me known to be the individual described in and who executed the foregoing instrument, and acknowledged to me that he executed the same.


                                                     ---------------------------
                                                     Notary Public

STATE OF _____________)
                      : ss.:
COUNTY OF ____________)

     On the _____ day of April 2003, before me personally came Stefano A. Masi, to me known to be the individual described in and who executed the foregoing instrument, and acknowledged to me that he executed the same.


                                                     --------------------------
                                                     Notary Public

STATE OF _____________)
                      : ss.:
COUNTY OF ____________)

     On the _____ day of April 2003, before me personally came Nicko Feinberg, to me known to be the individual described in and who executed the foregoing instrument, and acknowledged to me that he executed the same.


                                                     ---------------------------
                                                     Notary Public

STATE OF _____________)
                      : ss.:
COUNTY OF ____________)

     On the _____ day of April 2003, before me personally came Gary Koval, to me known to be the individual described in and who executed the foregoing instrument, and acknowledged to me that he executed the same.


                                                     ---------------------------
                                                     Notary Public

STATE OF _____________)
                      :  ss.:
COUNTY OF ____________)

     On the _____ day of April 2003, before me personally came James Nicholson, to me known to be the individual described in and who executed the foregoing instrument, and acknowledged to me that he executed the same.


                                                     ---------------------------
                                                     Notary Public

STATE OF _____________)
                      :  ss.:
COUNTY OF ____________)

     On the _______ day of April, 2003, before me personally came
_______________ to me known, who, being by me duly sworn did depose and say that s/he is the trustee of Irrevocable Trust of Bernice J. Monroe, the trust described in and which executed the above instrument; and that s/he signed her/his name thereto.


                                                     ---------------------------
                                                     Notary Public

STATE OF _____________)
                      :  ss.:
COUNTY OF ____________)

     On the _______ day of April, 2003, before me personally came
_______________ to me known, who, being by me duly sworn did depose and say that s/he is the ________________ of Frontline Communications Corporation, the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.


                                                     ---------------------------
                                                     Notary Public